Abraham Fortress Fund

Class I Shares (Ticker Symbol: FORTX)

Class K Shares (Ticker Symbol: FORKX)

Class C Shares (Ticker Symbol: FORRX)

a series of Investment Managers Series Trust II (the “Trust)

Supplement dated March 31, 2025, to the

Summary Prospectus dated October 31, 2024.

Effective immediately, Ryan Barrett has been added as a portfolio manager to the Abraham Fortress Fund (the “Fund”). Salem Abraham continues to serve as a portfolio manager to the Fund. Accordingly, effective immediately, the “Portfolio Manager” section of the Summary Prospectus is replaced with the following:

Portfolio Managers

Salem Abraham, President and Founder, has served as a portfolio manager of the Fund since the CFTC regulated Predecessor Fund’s inception on July 26, 2018. Ryan Barrett, Portfolio Manager of the Advisor, has served as portfolio manager of the Fund since March 2025. Mr. Abraham and Mr. Barrett are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.